UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2015
ACCO BRANDS CORPORATION
(Exact name of registrant as specified in its charter)
____________________________

Delaware	001-08454	36-2704017
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Four Corporate Drive Lake Zurich, IL 60047		60047
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (847) 541-9500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

[ ]	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Section 2 - Financial Information
Item 2.02 - Results of Operations and Financial Condition.

On February 11, 2015, ACCO Brands Corporation (the “Company”) announced its results for the period ended December 31, 2014. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's results, which is incorporated herein by reference.

The information included in this Current Report on Form 8-K under this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report included under this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2015, the Company announced that Thomas P. O'Neill, its Senior Vice President, Finance and Accounting and Chief Accounting Officer, has elected to retire effective March 31, 2015. Mr O'Neill, 61, has been in this role since August 2005.

The Company also announced that Kathleen D. Schnaedter, currently Vice President, Corporate Controller of the Company, will replace Mr. O'Neill in a planned succession as Senior Vice President, Corporate Controller and Chief Accounting Officer, effective upon his retirement. Ms. Schnaedter, 45, has served in her current position since August 2005, and held other finance positions at the Company's predecessor, ACCO World, prior to that.

The Company has retained Mr. O'Neill as a consultant for a period of one year to assist in an orderly transition.

Ms. Schnaedter does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in item 404(a) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits.

(d)	Exhibits

99.1    Press Release of the Company, dated February 11, 2015.

Certain statements made in this Current Report on Form 8-K are “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. These forward-looking statements, which are based on certain assumptions and describe future plans, strategies and expectations of the Company, are generally identifiable by use of the words “will,” “believe,” “expect,” “intend,” “anticipate,” “estimate,” “forecast,” “project,” “plan,” or similar expressions. In particular, our business outlook is based on certain assumptions which we believe to be reasonable under the circumstances. These include, without limitation, assumptions regarding changes in the macro environment, fluctuations in foreign currency rates, changes in the competitive landscape and consumer behavior and the effect of consolidation in the office products industry, as well as other factors described below.
Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Because actual results may differ from those predicted by such forward-looking statements, you should not place undue reliance on them when deciding whether to buy, sell or hold the Company’s securities. Our forward-looking statements are made as of the date hereof and we undertake no obligation to update these forward-looking statements in the future.
Among the factors that could affect our results or cause our plans, actions and results to differ materially from current expectations are: the concentration of our business with a relatively limited number of large and sophisticated customers, and the impact of the loss or bankruptcy of a major customer or a substantial reduction in business from a major customer due to their loss of market share or otherwise; the consolidation of our customers, including the merger of Office Depot and OfficeMax in late 2013 and the recent announced acquisition of Office Depot by Staples; challenges related to the highly competitive business segments in which we operate, including, without limitation, decisions made by our major customers to expand the sourcing of their own private label products or otherwise change product assortments, decisions by our competitors to take advantage of low entry barriers to expand their production or lower prices, and decisions made by end-users of our products to purchase lowered-priced, substitute or alternative products; our ability to anticipate the changing needs of our customers and end-users in a market where many of our product categories are affected by continuous improvements in technology and shortened product life cycles and others are experiencing secular declines; our ability to meet the competitive challenges faced by our Computer Products business which is characterized by rapid change, including changes in technology, short product life cycles and a dependency on the introduction by third party manufacturers of new equipment to drive demand for the accessories it sells; commercial and consumer spending decisions during periods of economic uncertainty or weakness; our ability to realize the sales synergies, growth opportunities and other potential benefits of the acquisition of the Mead Consumer and Office Products business; our ability to successfully expand our business in new, developing and emerging markets and sales channels which could create exposure to unstable political conditions, civil unrest or economic uncertainty; any material failure, inadequacy or interruption in our information technology systems; our failure to remediate the material weakness in our information technology general controls; regulatory requirements, litigation, regulatory actions or other legal proceedings; the risks associated with outsourcing production of certain of our products to suppliers in China and other Asia-Pacific countries; the decline in the use of paper-based dated time management and productivity tools; material disruptions at one of our or our suppliers' major manufacturing or distribution facilities; risks associated with our substantial indebtedness, including limitations imposed by restrictive covenants and our ability to comply with financial ratios and tests; risks associated with seasonality, and foreign currency, interest rate and raw material and labor cost fluctuations; the impact of pension costs; any impairment of our goodwill or other intangible assets; our ability to secure, protect and maintain our intellectual property rights; our ability to retain key employees; and other risks and uncertainties described in “Part I, Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2013 and in other reports we file with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCO Brands Corporation (Registrant)
Date:	February 11, 2015	By:	/s/ Neal V. Fenwick
Name: Neal V. Fenwick
Title: Executive Vice President
and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number        Description of Exhibit

99.1        Press release, dated February 11, 2015.